UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

United Fire Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE

Cedar Rapids, Iowa 52401

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

___________________________ N/A____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On December 29, 2023, United Fire & Casualty Company (“UF&C”), a wholly owned subsidiary of United Fire Group, Inc. (the “Company”), terminated its existing credit agreement (the “Credit Agreement”), dated as of March 31, 2020, with Wells Fargo Bank, National Association, as administrative agent, issuing lender, swing-line lender and lender, and the other lenders from time to time party thereto, which provided for a $50 million revolving credit facility. UF&C did not have any borrowings outstanding under the Credit Agreement, and UF&C did not incur any early termination penalties in connection with the termination of the Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2023, UF&C, a wholly owned subsidiary of the Company, completed its admission to the membership of the Federal Home Loan Bank of Des Moines (“FHLB”) upon its acquisition of FHLB membership stock in exchange for $1,248,500. UF&C also deposited $1,248,500 in a demand deposit account with FHLB. As part of the FHLB application process and in connection with its membership in FHLB, UF&C entered into FHLB’s standard Advances, Pledge and Security Agreement (the “Advances Agreement”). The Advances Agreement governs the terms and conditions under which UF&C may borrow and FHLB may make loans or advances from time to time. The Advances Agreement requires UF&C to pledge certain collateral, including the capital stock of FHLB owned by UF&C and such other assets (including mortgage-related securities, loans and stock in UF&C) as agreed by UF&C and FHLB in connection with any such loans or advances.

Membership in FHLB provides UF&C and the Company with access to FHLB’s product line of financial services, including funding agreements, general asset/liability management, and collateralized advances that can be used for liquidity management. As a member, UF&C and the Company have an aggregate borrowing capacity of up to 20% of UF&C’s total assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated: December 29, 2023	/s/ Kevin Leidwinger
Kevin Leidwinger, Chief Executive Officer